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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported):  April 4, 1997


                         United Security Bancorporation
               (Exact Name of Registrant as Specified in Charter)



             Washington              0-18561              91-1259511
             -------------------------------------------------------
   (State or other jurisdiction    (Commission      (IRS Employer Identi-
        of incorporation)           File Number)     fication Number)


           9506 North Newport Highway, Spokane, Washington 99218-1200
           ----------------------------------------------------------
               (Address of principal executive offices/Zip Code)


      Registrant's telephone number, including area code:  (509) 467-6949
      -------------------------------------------------------------------


                            Item 5.    Other Events

United Security Bancorporation (the "Company") commented on an adjustment to its earnings for fiscal year 1996. A copy of the Company's press release dated April 4, 1997, is attached hereto as Exhibit 99.


99.      Press Release dated April 4, 1997, issued by United Security
         Bancorporation.





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                                 EXHIBIT INDEX

Exhibit No.                       Title
-----------                       -----

99.                               Press Release dated April 4, 1997,
                                  issued by United Security Bancorporation

SIGNATURES

Pursuant to the requirements of the security Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:   April 4, 1997


                                  UNITED SECURITY BANCORPORATION

                                  By:  /s/ Chad Galloway
                                  ------------------------------
                                  Name:    Chad Galloway
                                  Title:   Vice President and
                                           Chief Financial Officer





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